Second Quarter 2020 Results

August 11, 2020

Forward-Looking Statements

Forward-looking statements in this presentation regarding the Company's future performance, including sales growth and off-premise sales growth, reopening and closures of dining rooms, estimated average weekly cash burn and underlying assumptions including full rent payments, re-opening costs, and other one-time COVID-19 expenses, preliminary weekly net comparable restaurant revenues and average net sales per restaurant, rollout of Donato's® in our Seattle market, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "will" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the extent of the impact of the COVID-19 global pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our Team Members, economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; the amount of cash tax refund received as a result of the CARES Act; the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including the potential for a complete shutdown of Company restaurants; changes in unemployment rate; the ability to achieve significant cost savings; the Company's ability to defer lease or contract payments or otherwise obtain concessions from landlords, vendors, and other parties in light of the impact of the COVID-19 pandemic; the economic health of the Company's landlords and other tenants in retail centers in which its restaurants are located; the economic health of suppliers, licensees, vendors, and other third parties providing goods or services to the Company; the Company's ability to continue to increase sales; the impact of political protests and curfews imposed by state and local governments; the effectiveness of the Company's marketing strategies and promotions and menu changes; the cost and availability of key food products, distribution, labor, and energy; the effectiveness of the Company's strategic initiatives including service model and technology solutions; the cost and availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q2 press release posted on redrobin.com.

Business and Operational Update Related to COVID-19

- Persevering through an unprecedented time for the business, industry, and country to combat the global COVID-19 crisis
- Strategic investments made prior to the crisis in off-premise, digital, and loyalty have enabled us to successfully shift the business to an off-premise model
- Maintaining higher off-premise sales of 208.7% growth in Q2 versus the prior year with the majority of dining rooms open
- 53 California restaurants had to re-close indoor dining rooms in early July
- With relentless focus on health and safety for Team Members and Guests, achieving record high Guest satisfaction scores
- 84% of Company-operated restaurants have indoor dining rooms open with limited capacity and comparable restaurant revenue of (27.9)% as of August 9, 2020
- Resuming certain strategic initiatives, including rollout of our Total Guest Experience ("TGX") hospitality model at reopened stores, continued rollout of Donatos® in our Seattle market, enhancing technology and digital capabilities and refining prototype for the future
- Finalized an amendment to our Credit Facility, which provides covenant relief through the third quarter of 2021
- Secured liquidity capacity and raised cash proceeds of $29.7 million on the first day of our at-the-market equity offering, enhancing financial flexibility
- Confident in our ability to emerge in an even stronger position and with a more robust business model, given our enduring brand promise, compelling value proposition, and commitment to best-in-class operations



Red Robin Second Quarter Financial and Operating Results

- Red Robin entered fiscal 2020 with strong business momentum and substantially improved guest satisfaction scores
  - Through the first eight weeks of the year, comparable restaurant revenue grew 3.7%, driven in part by positive Guest counts
- Comparable restaurant revenue decreased 41.4% for Q2 due to the severe impact of the COVID-19 pandemic
- 346 indoor dining rooms re-opened as of August 9, 2020
- Off-premise sales increased 208.7% for Q2 comprising 63.8% of total food and beverage sales, including catering
- GAAP loss per diluted share was $4.09 compared to $0.08 in Q2 2020. Adjusted diluted loss per share[1] was $3.31 compared to earnings per diluted share of $1.03 in Q2 2019
- Net loss was $56.3 million compared to net income of $1.0 million in Q2 2019
- Adjusted EBITDA[1] was a loss of $15.3 million compared to $25.5 million in Q2 2019
- Restaurant-level operating profit[1] was 2.0% compared to 18.2% in the prior year
- Since the closing of indoor dining rooms in California, five sequential weeks of net sales improvement through August 9, due to re-opened dining room sales and the continued strong growth in off-premise






1 See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

Responding to the COVID 19 Pandemic

OFF PREMISE BUSINESS DRIVING STABILITY EVEN AS DINING ROOMS RE-OPEN

- Strategic decision to enhance off-premise business over the last few years (Red Robin Delivery / last mile delivery, online ordering, mobile access, curbside service) has enabled the Company to serve higher volumes of off-premise guests during the pandemic
- Off-premise sales increased 208.7% during Q2 2020 and comprised 63.8% of total food and beverage sales, even as 84% of indoor dining rooms have re-opened

FINANCIAL MEASURES TO ENSURE AMPLE LIQUIDITY AND FINANCIAL FLEXIBILITY

- As of August 9, 2020, Red Robin has liquidity of over $103 million of liquidity
- Estimated average cash burn of $2.0 million per week[1]
  - This includes the impact of increased occupancy payments as compared to the second quarter
- Finalized an amendment to its credit facility, which provides further financial flexibility during the COVID-19 pandemic
- Raised $29.7 million in at-the-market equity offering

DEDICATION TO SUPPORTING OUR EMPLOYEES AND GUESTS

- The health and safety of our Guests and Team Members remains our number one priority
- Enhanced measures when re-opening dining areas including Team Members wearing face coverings, completing daily health surveys, and social distancing protocols
- Red Robin has made visible cleaning and disinfecting behaviors important elements of its daily operations
- All re-opened dining rooms feature the Company's new hospitality model, Total Guest Experience ("TGX")

[1] Estimate through the third quarter

Recent Performance and Dining Room Openings

- Since the mid-March peak impact of the COVID-19 pandemic, **substantial improvement in average weekly net sales per restaurant with sequential increases** over the last five weeks
- On **April 28, Red Robin began opening select dining rooms** in a limited capacity
- During the week of July 5, **53 California restaurants** had to re-close indoor dining rooms
- **84% of Company-operated indoor dining rooms re-opened as of August 9**
- Resuming certain strategic initiatives, including **rolling out Donatos® to our Seattle market**

84%	**$38,031**	**$39,808**
of Company-operated restaurants with re-opened indoor dining rooms as of August 9	average net sales per restaurant for the week of August 9	average net sales per restaurant with re-opened indoor dining rooms for the week of August 9



Dining room openings:
Weekly Average Net Sales Per Restaurant
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$53,798
$57,596
$56,364
$43,079
$16,421
$18,031
$21,177
$19,527
$26,444
$24,435
$24,514
$27,202
$28,895
$29,598
$32,239
$34,222
$38,259
$40,596
$38,471
$33,938
$34,731
$35,164
$36,783
$37,239
$38,031
Closed all dine-in service
Re-opened select dining rooms
65% of dining rooms re-opened
84% of dining rooms re-opened
QTD 23-Feb
1-Mar
8-Mar
15-Mar
22-Mar
29-Mar
5-Apr
12-Apr
19-Apr
26-Apr
3-May
10-May
17-May
24-May
31-May
7-Jun
14-Jun
21-Jun
28-Jun
5-Jul
12-Jul
19-Jul
26-Jul
2-Aug
9-Aug

Note: Father's Day occurred the week of June 21, 2020 and the week of June 14, 2019

Recent Performance and Dining Room Openings

- **Increasing average weekly net sales per restaurant since California indoor dining rooms closed:**

	Week ended								
Company-owned Restaurants	**14-Jun[2]**	**21-Jun[2]**	28-Jun	**5-Jul[3]**	**12-Jul**	**19-Jul**	**26-Jul**	**2-Aug**	**9-Aug**
Weekly Net Comparable Restaurant Revenues	(35.5)%	(27.4)%	(30.4)%	(33.9)%	(33.9)%	(35.9)%	(34.3)%	(35.4)%	(32.8)%
Average Net Sales per Restaurant	$38,259	$40,596	$38,471	$33,938	$34,731	$35,164	$36,783	$37,239	$38,031
# of Comparable Company-operated Restaurants	413	413	413	413	413	413	412	412	412

- As of August 9, 2020, the Company has **re-opened 346 indoor dining rooms with limited capacity**, representing approximately 84% of currently open Company-owned restaurants:

	Week ended								
Re-opened Company-owned Restaurants[1]	**14-Jun[2]**	**21-Jun[2]**	**28-Jun**	**5-Jul[3]**	**12-Jul**	**19-Jul**	**26-Jul**	**2-Aug**	**9-Aug**
Weekly Net Comparable Restaurant Revenues	(27.0)%	(22.4)%	(26.3)%	(29.7)%	(28.4)%	(30.5)%	(29.5)%	(30.4)%	(27.9)%
Average Net Sales per Restaurant	$42,271	$44,134	$40,834	$35,592	$36,845	$37,380	$38,393	$39,058	$39,808
# of Comparable Company-operated Restaurants	336	359	385	328	336	349	350	348	346

(1) Net sales performance for restaurants re-opened for full fiscal week presented. Restaurant count shown is as of the end of fiscal week presented.
(2) Father's Day occurred the week of June 21, 2020 and the week of June 14, 2019
(3) 53 California restaurants had to close indoor dining rooms the week of July 5, 2020

Red Robin is Well-positioned to Emerge Strong Coming Out of the Crisis

1. Recapture our soul
2. Deliver the brand promise
3. Tell our story
4. Accelerate profitable growth

New service model	Menu rationalization
Investment in Guest-facing technology	Donatos®
Significant off-premise growth	Portfolio optimization





Our Guests' trust in our brand and investments made in critical capabilities will serve as a competitive advantage for Red Robin

Comparable Restaurant Revenue Trend[1]


5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
-40.0%
-45.0%
-0.9%
-2.6%
-3.4%
-4.5%
-3.3%
-1.5%
1.6%
1.3%
-20.8%
-41.4%
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20

(1) Calculated at constant currency rates for periods with Canadian operations for FY 2018 and 2019

Continued Off-Premise Sales Growth



US Comp Locations Off-Premise Sales as a % of Gross F&B Sales
225.0%
200.0%
175.0%
150.0%
125.0%
100.0%
75.0%
50.0%
25.0%
0.0%
9.4%
9.6%
10.1%
10.6%
11.6%
12.5%
13.2%
13.9%
86.1%
208.7%
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20

Appendix

Second Quarter 2020 Sales Highlights

	Q2-20 (12 Weeks)	Q2-19 (12 Weeks)	Change	Q2-20 YTD (28 Weeks)	Q2-19 YTD (28 Weeks)	Change
Restaurant revenue	$160.1 million	$302.4 million	(47.0)%	$461.6 million	$702.9 million	(34.3)%
Total company revenues	$161.1 million	$308.0 million	(47.7)%	$467.2 million	$717.8 million	(34.9)%
Company-owned comp revenue(1)	(41.4)%	(1.5)%		(29.7)%	(2.4)%	
Price/Mix	(2.9)%	4.9%		(1.2)%	3.5%	
Guest counts	(38.5)%	(6.4)%		(28.5)%	(5.9)%	
Franchised comp revenue(2)	(41.0)%	(2.8)%		(31.3)%	(2.2)%	
Company avg. weekly revenue/unit(1) – total	$32,287	$52,907	(39.0)%	$37,915	$52,272	(27.5)%
Company avg. weekly revenue/unit(1)(2) – comp	$32,277	$54,932	(41.2)%	$38,357	$54,464	(29.6)%
Avg. weekly restaurant level operating profit/unit(1) – comp	$559	$11,185	(95.0)%	$2,824	$11,149	(74.7)%
Operating weeks	4,960	5,716	(13.2)%	12,174	13,447	(9.5)%
Net Sales/sq. ft (TTM)	$377	$445	(15.5)%			

(1) Comparable revenue growth is calculated by comparing the same calendar weeks. Comparable restaurants are those Company-owned restaurants that have operated five full quarters during the period presented, and such restaurants are only included in the comparable metrics if they are comparable for the entirety of both periods presented.

Second Quarter 2020 Restaurant Results

	% of Restaurant Revenue Q2-20	% of Restaurant Revenue Q2-19	Favorable (Unfavorable) (bps)
Cost of sales	24.2%	23.9%	(30)
Labor	39.2%	35.2%	(400)
Other operating	21.6%	14.3%	(730)
Occupancy	13.0%	8.4%	(460)
Restaurant Level Operating Profit[1]	2.0%	18.2%	(1,620)

(1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

Second Quarter 2020 Commodity Update

	% of Total COGS in Q2-20	Variable vs. Fixed Pricing
Ground beef	20.0%	Variable (market driven)
Steak fries	13.2%	100% fixed through 10/21
Poultry	10.9%	100% fixed through 1/21
Produce	7.4%	70% fixed through 10/21
Bread	5.8%	85% fixed through 12/20, 15% fixed through 8/20
Cheese	5.2%	90% fixed through 1/23
Meat	3.7%	Variable (market driven)
Fry oil	2.0%	100% fixed through 2/21
Seafood	1.4%	Cod fixed through 12/20, Shrimp & Salmon fixed through 12/20

Restaurant Level Operating Profit Reconciliation to Income (Loss) from Operations and Net Income (Loss)

($ in thousands)

	2018				2019				2020	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Restaurant revenue	$414,702	$310,392	$290,218	$300,897	$400,484	$302,418	$289,862	$296,757	$301,434	$160,144
Restaurant operating costs[1]:										
Cost of sales	98,515	74,874	69,003	71,112	93,715	72,387	69,017	68,285	70,426	38,780
Labor	143,015	106,476	102,322	104,449	142,894	106,538	104,870	102,476	118,566	62,742
Other operating[2]	55,025	42,668	43,612	40,779	55,565	43,000	44,317	43,594	52,291	34,663
Occupancy	35,010	26,460	26,629	26,047	35,020	25,458	24,942	26,378	33,657	20,758
Restaurant-level operating profit	83,137	59,914	48,652	58,510	73,290	55,035	46,716	56,024	26,494	3,201
Add – Franchise and other revenue[2]	6,817	4,996	4,659	5,882	9,382	5,563	4,360	6,188	4,631	978
Deduct – Other operating:										
Depreciation and amortization	29,193	22,323	21,819	22,036	28,438	21,369	21,280	20,703	28,320	20,560
General and administrative expenses	28,588	20,408	16,763	18,335	30,090	21,791	19,220	19,345	26,723	14,141
Selling[2]	17,730	15,209	12,017	17,408	18,026	13,443	17,556	16,507	14,779	5,556
Pre-opening and acquisition costs	1,137	569	387	—	319	—	—	—	153	3
Other charges (gains)[2]	6,287	10,615	520	21,708	2,398	16,847	(1,757)	4,110	119,379	14,501
Total other operating	82,935	69,124	51,506	79,487	79,271	73,450	56,299	60,665	189,354	54,761
Income (loss) from operations	7,019	(4,214)	1,805	(15,095)	3,401	(12,852)	(5,223)	1,547	(158,229)	(50,582)
Interest expense, net and other	3,407	2,385	2,295	2,838	3,238	2,153	1,812	1,907	3,370	1,979
Income tax (benefit) expense	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)	7,342	12,699	3,700
Net income (loss)	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)

(1) Excluding depreciation and amortization, which is shown separately
(2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation

EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss)

($ in thousands)

	2018				2019				2020	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Net income (loss) as reported	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)
Adjustments to net income (loss):										
Depreciation and amortization	29,193	22,323	21,819	22,036	28,438	21,369	21,280	20,703	28,320	20,560
Income tax (benefit) expense	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)	7,342	12,699	3,700
Interest expense, net	3,277	2,458	2,390	2,550	3,345	2,322	2,229	2,245	3,234	2,194
EBITDA	36,082	18,182	23,719	6,653	31,946	8,686	16,474	22,588	(130,045)	(29,807)
Goodwill impairment	—	—	—	—	—	—	—	—	95,414	—
Restaurant asset impairment	—	9,643	—	18,483	—	14,064	—	1,030	15,498	5,281
Litigation contingencies	4,000	—	—	795	—	—	—	—	4,500	—
Board and stockholder matter costs	—	—	—	—	—	1,152	1,311	798	1,482	967
Restaurant closure and refranchising costs (gains)	—	—	—	—	304	1,001	(3,922)	1,430	1,406	7,602
Severance and executive transition	—	—	—	—	1,994	370	594	492	881	—
COVID-19 related costs	—	—	—	—	—	—	—	—	198	651
Spiral menu disposal	—	506	—	2,430	—	—	—	—	—	—
Reorganization costs	2,287	466	521	—	—	—	—	—	—	—
Executive retention	—	—	—	—	100	260	260	360	—	—
Adjusted EBITDA	$42,369	$28,797	$24,240	$28,361	$34,344	$25,533	$14,717	$26,698	$(10,666)	$(15,306)

Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings (Loss) Per Diluted Share to Earnings (Loss) Per Diluted Share

($ in thousands, except per share data)

	2018				2019				2020	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Net income (loss) as reported	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)
Adjustments to net income (loss):										
Goodwill impairment	—	—	—	—	—	—	—	—	95,414	—
Restaurant asset impairment	—	9,643	—	18,483	—	14,064	—	1,030	15,498	5,281
Litigation contingencies	4,000	—	—	795	—	—	—	—	4,500	—
Board and stockholder matter costs	—	—	—	—	—	1,152	1,311	798	1,482	967
Restaurant closure and refranchising costs (gains)	—	—	—	—	304	1,001	(3,922)	1,430	1,406	7,602
Severance and executive transition	—	—	—	—	1,994	370	594	492	881	—
COVID-19 related costs	—	—	—	—	—	—	—	—	198	651
Spiral menu disposal	—	506	—	2,430	—	—	—	—	—	—
Reorganization costs	2,287	466	520	—	—	—	—	—	—	—
Executive retention	—	—	—	—	100	260	260	360	—	—
Income tax (expense) benefit of adj.	(1,617)	(2,777)	(135)	(5,644)	(623)	(4,380)	457	(1,069)	(31,039)	(3,770)
Adjusted net income (loss)	9,050	5,964	2,094	5,430	2,414	13,448	(3,121)	(4,661)	(85,958)	(45,530)
Diluted net income (loss) per share[1]:										
Net income (loss) as reported	0.34	(0.14)	0.13	(0.82)	0.05	0.08	(0.14)	(0.60)	(13.51)	(4.09)
Adjustments to net income (loss):										
Goodwill impairment	—	—	—	—	—	—	—	—	7.40	—
Restaurant asset impairment	—	0.74	—	1.43	—	1.08	—	0.08	1.20	0.38
Litigation contingencies	0.30	—	—	0.06	—	—	—	—	0.35	—
Board and stockholder matter costs	—	—	—	—	—	0.09	0.10	0.06	0.11	0.07
Restaurant closure and refranchising costs (gains)	—	—	—	—	0.03	0.07	(0.30)	0.11	0.11	0.55
Severance and executive transition	—	—	—	—	0.15	0.03	0.05	0.04	0.07	—
COVID-19 related costs	—	—	—	—	—	—	—	—	0.02	0.05
Spiral menu disposal	—	0.04	—	0.19	—	—	—	—	—	—
Reorganization costs	0.17	0.04	0.04	—	—	—	—	—	—	—
Executive retention	—	—	—	—	0.01	0.02	0.02	0.03	—	—
Income tax (expense) benefit of adj.	(0.12)	(0.22)	(0.01)	(0.43)	(0.05)	(0.34)	0.03	(0.08)	(2.41)	(0.27)
Adjusted EPS - diluted	0.69	0.46	0.16	0.43	0.19	1.03	(0.24)	(0.36)	(6.66)	(3.31)

(1) For the second and fourth quarters of 2018, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income